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                                                                   Exhibit 10(f)

as of December 10, 1996

CIC Systems, Inc.
165 University Avenue
Westwood, MA 02090


     Re: Second Amendment to Financing Agreements - DFS Intercreditor Agreement ("Second Amendment")
          ----------------------------------------------------------------------


Gentlemen:

     Reference is made to the Amended and Restated Loan and Security Agreement dated July 1, 1995, between you and the undersigned as amended by a First Amendment thereto dated September 30, 1996 (the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

     Borrower has requested that Lender permit Borrower to enter into a floor plan financing arrangement with Deutsche Financial Services Corporation ("DFS"), and Lender has agreed, subject to the terms and conditions of this Amendment. Subject to the terms and conditions hereof, the Lender agrees with the Borrower as follows:

     (1) Section 7.3 of the Loan Agreement is amended to add the following clause (j) at the end thereof:

          "and (j) Borrower shall ensure that all inventory that it finances through DFS shall be separately identified on its books and records, that all reports concerning inventory that Borrower furnishes to Lender under Section 7.1 shall include separate reporting as to DFS financed inventory and that all DFS inventory that Borrower has in its possession shall be clearly and distinctly identifiable as DFS collateral."

     (2) Section 9.8 of the Loan Agreement is amended by deleting the following clause (g): (g) the security interest and liens set forth on Schedule 8.4 hereto" and by substituting the following clauses in lieu thereof:

          "(g) the security interest of DFS in the DFS Products, as such term is defined in the Intercreditor Agreement dated December 10, 1996 among the Lender, DFS and HP (the "DFS Agreement") and the subordinated security interest of DFS in the Collateral provided that such security interest is and remains subordinate to the Lender's security interest in a manner satisfactory to Lender; and (h) the security interest and liens set forth on Schedule 8.4 hereto."

     (3) Section 9.9 of the Loan Agreement is amended by adding the following clause (f) to the end thereof:

          "and (f) indebtedness owing from time to time to DFS, PROVIDED THAT the aggregate amount thereof shall not at any time exceed $6,000,000 and PROVIDED


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CIC Systems, Inc.
December 10, 1996
Page 2


          FURTHER that (i) Borrower shall only make regularly scheduled payments of principal and interest in respect of such indebtedness in accordance with the terms of the instrument or agreement evidencing or giving rise to such indebtedness as in effect on the date of the Second Amendment, (ii) Borrower shall not, directly or indirectly, unless approved in writing by Lender (A) amend, modify, alter or change the terms of such indebtedness or any agreement, document or instrument related thereto as in effect on the date hereof or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, (iii) Borrower shall comply in all respects with the terms of the DFS Agreement, and (iv) Borrower shall furnish to Lender all notices or demands concerning or arising out of a breach or default under such indebtedness either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be."

     (4) In connection with the execution and delivery of this Second Amendment the Borrower and Guarantor shall furnish to the Lender upon Lender's request certified copies of all requisite corporate action and proceedings of the Borrower and Guarantor in connection with this Second Amendment and a legal opinion of Borrower's and Guarantor's counsel as to the due authorization of this Second Amendment and the enforceability hereof.

     (5) Borrower confirms and agrees that (a) all representations and warranties contained in the Loan Agreement and in the other Financing Agreements are on the date hereof true and correct in all material respects (except for changes that have occurred as permitted by the covenants in Section 9 of the Loan Agreement or as permitted under this Second Amendment), and (b) it is unconditionally liable for the punctual and full payment of all Obligations, including, without limitation, all charges, fees, expenses and costs (including attorneys' fees and expenses) under the Financing Agreements, and that Borrower has no defenses, counterclaims or setoffs with respect to full, complete and timely payment of all Obligations.

     (6) Guarantor, for value received, hereby assents to the Borrower's execution and delivery of this Second Amendment, and to the performance by the Borrower of its agreements and obligations hereunder. This Second Amendment and the performance or consummation of any transaction or matter contemplated under this Amendment, shall not limit, restrict, extinguish or otherwise impair the Guarantor's liability to Lender with respect to the payment and other performance obligations of the Guarantor pursuant to the Guarantee, dated July 1, 1995 executed for the benefit of Lender. Guarantor acknowledges that it is unconditionally liable to Lender for the full and complete payment of all Obligations including, without limitation, all charges, fees, expenses and costs (including attorney's fees and expenses) under the Financing Agreements and that Guarantor has no defenses, counterclaims or setoffs with respect to full, complete and timely payment of any and all Obligations.

     (7) Borrower hereby agrees to pay to Lender all reasonable attorney's fees and costs which have been incurred or may in the future be incurred by Lender in connection with the

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CIC Systems, Inc.
December 10, 1996
Page 3

negotiation and preparation of this Second Amendment and any other documents and agreements prepared in connection with this Second Amendment. The Borrower confirms that the Financing Agreements remain in full force and effect without amendment or modification of any kind, except for the amendments explicitly set forth herein. The Borrower further confirms that after giving effect to this Second Amendment, no Event of Default or events which with notice or the passage of time or both would constitute an Event of Default have occurred and are continuing. The execution and delivery of this Second Amendment by Lender shall not be construed as a waiver by Lender of any Event of Default under the Financing Agreements. This Second Amendment shall be deemed to be a Financing Agreement and, together with the other Financing Agreements, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof.

     If you accept and agree to the foregoing please sign and return the enclosed copy of this letter. Thank you.

                                          Very truly yours,

                                          CONGRESS FINANCIAL CORPORATION
                                          (NEW ENGLAND)

                                          By: /s/ Marc E. Swartz
                                              ----------------------------------
                                              Name: Marc E. Swartz
                                              Title: First Vice President


                                          AGREED:

                                          CIC SYSTEMS, INC.

                                          By: /s/ Edward A. Meltzer
                                              ----------------------------------
                                              Edward A. Meltzer
                                              Chief Financial Officer



                                          COMPUTER INTEGRATION CORP.

                                          By: /s/ Edward A. Meltzer
                                              ----------------------------------
                                              Edward A. Meltzer
                                              Chief Financial Officer



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